Exhibit 99.1

Name and Address of
Reporting Person:               Jeffrey L. Gendell
                                c/o Tontine Capital Management, L.L.C.
                                55 Railroad Avenue, 3rd Floor

Issuer Name and Ticker or
Trading Symbol:                 Integrated Electrical Services, Inc. (IESC)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):               05/12/2006




Explanation of Responses:
-------------------------

(1) Jeffrey L. Gendell ("Mr. Gendell") is the managing member of Tontine Capital Management, L.L.C. ("TCM"), a Delaware limited liability company, the general partner of Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP"). Mr. Gendell is the managing member of Tontine Management, L.L.C. ("TM"), a Delaware limited liability company, the general partner of Tontine Partners, L.P., a Delaware limited partnership ("TP"). Mr. Gendell is also the managing member of Tontine Overseas Associates, L.L.C., a Delaware limited liability company ("TOA"), the investment adviser to Tontine Overseas Fund, Ltd., a Cayman Islands corporation ("TOF"). Mr. Gendell directly owns 7,906 shares of Common Stock. TCP directly owns 3,023,282 shares of Common Stock. TP directly owns 1,945,787 shares of Common Stock. TOF directly owns 52,350 shares of Common Stock. All of the foregoing shares of Common Stock may be deemed to be beneficially owned by Mr. Gendell. Mr. Gendell disclaims beneficial ownership of the Issuer's securities reported herein for purposes of
      Section 16(a) under the Securities Exchange Act of 1934, as amended, or otherwise, except as to securities directly owned by Mr. Gendell or representing Mr. Gendell's pro rata interest in, and interest in the profits of, TCP, TP, TM, TOA and TOF.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                 Tontine Capital Partners, L.P.

Address of Joint Filer:              55 Railroad Avenue, 3rd Floor
                                     Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                           10% Owner

Designated Filer:                    Jeffrey L.Gendell

Issuer & Ticker Symbol:              Integrated Electrical Services, Inc. (IESC)

Date of Event Requiring Statement:   May 12, 2006



SIGNATURE:

Tontine Capital Partners, L.P.

By:  Tontine Capital Management, L.L.C., its general partner


By: /s/ Jeffrey L.Gendell
    -------------------------------
Name: Jeffrey L.Gendell
Title: Managing Member



May 18, 2006
------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                 Tontine Capital Management, L.L.C.

Address of Joint Filer:              55 Railroad Avenue, 3rd Floor
                                     Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                           10% Owner

Designated Filer:                    Jeffrey L.Gendell

Issuer & Ticker Symbol:              Integrated Electrical Services, Inc. (IESC)

Date of Event Requiring Statement:   May 12, 2006



SIGNATURE:

Tontine Capital Management, L.L.C.


By: /s/ Jeffrey L.Gendell
    ------------------------------
Name: Jeffrey L.Gendell
Title: Managing Member



May 18, 2006
------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                 Tontine Partners, L.P.

Address of Joint Filer:              55 Railroad Avenue, 3rd Floor
                                     Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                           10% Owner

Designated Filer:                    Jeffrey L.Gendell

Issuer & Ticker Symbol:              Integrated Electrical Services, Inc. (IESC)

Date of Event Requiring Statement:   May 12, 2006



SIGNATURE:

Tontine Partners, L.P.

By:  Tontine Management, L.L.C. ., its general partner


By: /s/ Jeffrey L.Gendell
    -------------------------------
Name: Jeffrey L.Gendell
Title: Managing Member



May 18, 2006
------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                 Tontine Management, L.L.C.

Address of Joint Filer:              55 Railroad Avenue, 3rd Floor
                                     Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                           10% Owner

Designated Filer:                    Jeffrey L.Gendell

Issuer & Ticker Symbol:              Integrated Electrical Services, Inc. (IESC)

Date of Event Requiring Statement:   May 12, 2006



SIGNATURE:

Tontine Management, L.L.C.


By: /s/ Jeffrey L.Gendell
    -------------------------------
Name: Jeffrey L.Gendell
Title: Managing Member



May 18, 2006
------------
Date